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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date or Report (Date of Earliest Event Reported):
                                  June 22, 2000


                             DATA TRANSLATION, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                  0-21367                   04-3332230
(State or other jurisdiction of  (Commission File            (I.R.S. Employer
        Incorporation)                Number)               Identification No.)


                       100 LOCKE DRIVE, MARLBORO, MA 01752
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                  508-481-3700
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ITEM 5. OTHER EVENTS

On June 22, 2000 the Registrant issued a press release announcing that its Board of Directors has authorized the Company to repurchase up to $250,000 of its shares of common stock over the remainder of the year. The timing and amount of shares repurchased will be determined by the Company's management based on its evaluation of the market and economic conditions. Reference is made to the press release, a copy of which is filed as an exhibit to this report.



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

(C)   Exhibits


      Exhibit No.
      -----------

      99     Press Release of the Registrant dated June 22, 2000.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 22, 2000                         DATA TRANSLATION, INC.


                                             /s/ Michael A. DiPoto

                                             By:  Michael A. DiPoto
                                                  Vice President, Finance
                                                  and Chief Financial Officer




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